                                                                Exhibit 99.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OR PRINCIPAL FINANCIAL OFFICER

                 PURSUANT TO 18 U.S.C. SECTION 1350

     In  connection  with the  accompanying  Quarterly  Report  on Form  10-Q of
Indiantown  Cogeneration,  L.P. for the quarter  ended  September  30, 2002,  I,
Thomas E. Legro, Vice President,  Controller and Principal Accounting Officer of
Indiantown Cogeneration,  L.P., hereby certify pursuant to 18 U.S.C.ss.1350,  as adopted pursuant toss.906 of the  Sarbanes-Oxley  Act of 2002, to the best of my knowledge and belief, that:

     (1)  such  Quarterly  Report  on  Form 10-Q   for  the  quarter  ended
          September 30,  2002  fully  complies  with  the  requirements  of section  13(a) or 15(d) of the  Securities  Exchange Act of 1934;  and

     (2)  the  information  contained in such Quarterly  Report on Form 10-Q for the quarter  ended  September 30,  2002 fairly  presents,  in all material respects,  the financial  condition and results of operations of Indiantown Cogeneration, L.P.

November 14, 2002                           /s/ Thomas E. Legro
                                            --------------------------------
                                            Thomas E. Legro
                                            Vice President, Controller and
                                            Principal Accounting Officer
                                            Indiantown Cogeneration, L.P.